Exhibit 99.2
Supplemental Information
December 31, 2011
(Unaudited)

Disclaimer
Certain statements in this supplement contain "forward-looking" information as that term is defined by the Private Securities Litigation Reform Act of 1995 and the federal securities laws. Any statements that do not relate to historical or current facts or matters are forward-looking statements. Examples of forward-looking statements include all statements regarding our expected future financial position, results of operations, cash flows, liquidity, financing plans, business strategy, budgets, the expected amounts and timing of dividends and other distributions, projected expenses and capital expenditures, competitive position, growth opportunities, potential acquisitions, plans and objectives for future operations, and compliance with and changes in governmental regulations. You can identify some of the forward-looking statements by the use of forward-looking words such as “anticipate,” “believe,” “plan,” “estimate,” “expect,” “intend,” “should,” “may” and other similar expressions, although not all forward-looking statements contain these identifying words.
Our actual results may differ materially from those projected or contemplated by our forward-looking statements as a result of various factors, including, among others, the following: our dependence on Sun Healthcare Group, Inc. (“Sun”) until we are able to further diversify our portfolio; our dependence on the operating success of our tenants; changes in general economic conditions and volatility in financial and credit markets; the dependence of our tenants on reimbursement from governmental and other third-party payors; the significant amount of and our ability to service our indebtedness; covenants in our debt agreements that may restrict our ability to make acquisitions, incur additional indebtedness and refinance indebtedness on favorable terms; increases in market interest rates; our ability to raise capital through equity financings; the relatively illiquid nature of real estate investments; competitive conditions in our industry; the loss of key management personnel or other employees; the impact of litigation and rising insurance costs on the business of our tenants; uninsured or underinsured losses affecting our properties and the possibility of environmental compliance costs and liabilities; our ability to qualify and maintain our status as a REIT; compliance with REIT requirements and certain tax matters related to status as a REIT; and other factors discussed from time to time in our news releases, public statements and/or filings with the Securities and Exchange Commission (the “SEC”), especially the “Risk Factors” sections of our Annual and Quarterly Reports on Forms 10-K and 10-Q. We do not intend, and we undertake no obligation, to update any forward-looking information to reflect events or circumstances after the date of this supplement or to reflect the occurrence of unanticipated events, unless required by law to do so.
Note Regarding Non-GAAP Financial Measures
This supplement includes the following financial measures defined as non-GAAP financial measures by the SEC: EBITDA, funds from operations (“FFO”), adjusted FFO (“AFFO”), normalized AFFO, FFO per diluted share, AFFO per diluted share and normalized AFFO per diluted share. These measures may be different than non-GAAP financial measures used by other companies, and the presentation of these measures is not intended to be considered in isolation or as a substitute for financial information prepared and presented in accordance with U.S. generally accepted accounting principles. Explanations of these non-GAAP financial measures are included under “Reporting Definitions” in this supplement and reconciliations of these non-GAAP financial measures to the GAAP financial measures we consider most comparable are included under “Reconciliations of Net Income to EBITDA, Funds from Operations (FFO), Adjusted Funds from Operations (AFFO) and Normalized AFFO” in this supplement.
Tenant Information
This supplement includes information regarding Sun. Sun is subject to the reporting requirements of the SEC and is required to file with the SEC annual reports containing audited financial information and quarterly reports containing unaudited financial information. Sun's filings with the SEC can be found at www.sec.gov. This supplement also includes information regarding each of our other tenants that lease properties from us. The information related to these tenants that is provided in this supplement has been provided by the tenants or, in the case of Sun, derived from Sun's public filings or provided by Sun. We have not independently verified this information. We have no reason to believe that such information is inaccurate in any material respect. We are providing this data for informational purposes only.

Company Information
Board of Directors

Richard K. Matros Chairman of the Board, President and Chief Executive Officer Sabra Health Care REIT, Inc.	Michael J. Foster Managing Director RFE Management Corp.

Milton J. Walters President Tri-River Capital	Robert A. Ettl Chief Operating Officer Harvard Management Company

Craig A. Barbarosh Partner Pillsbury Winthrop Shaw Pittman LLP
Senior Management

Richard K. Matros Chairman of the Board, President and Chief Executive Officer	Harold W. Andrews, Jr. Executive Vice President, Chief Financial Officer and Secretary

Talya Nevo-Hacohen Executive Vice President, Chief Investment Officer and Treasurer
Other Information

Corporate Headquarters 18500 Von Karman Avenue, Suite 550 Irvine, CA 92612	Transfer Agent American Stock Transfer and Trust Company 6201 15th Avenue Brooklyn, NY 11219
www.sabrahealth.com
The information in this supplemental information package should be read in conjunction with the Company’s Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, Current Reports on Form 8-K and other information filed with the SEC. The Reporting Definitions and Reconciliations of Non-GAAP Measures are an integral part of the information presented herein.
On Sabra's website, www.sabrahealth.com, you can access, free of charge, Sabra’s Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, Current Reports on Form 8-K, and amendments to those reports filed or furnished pursuant to Sections 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended, as soon as reasonably practicable after such material is filed with, or furnished to, the SEC. The information contained on Sabra’s website is not incorporated by reference into, and should not be considered a part of, this supplemental information package. All material filed with the SEC can also be accessed through their website, www.sec.gov.
For more information, contact Harold W. Andrews, Jr., Executive Vice President, Chief Financial Officer and Secretary at
(949) 679-0243.

1

SABRA HEALTH CARE REIT, INC.
COMPANY FACT SHEET
Company Profile
Sabra Health Care REIT, Inc., a Maryland corporation (“Sabra,” the “Company” or “we”), is a self-administered, self-managed real estate investment trust (“REIT”) that, through its subsidiaries, owns and invests in real estate serving the healthcare industry. Sabra operates through an umbrella partnership (commonly referred to as an UPREIT) structure in which substantially all of its properties and assets are held by Sabra Health Care Limited Partnership, of which Sabra is the sole general partner, or by subsidiaries of Sabra Health Care Limited Partnership. Sabra primarily generates revenues by leasing properties to tenants and operators throughout the United States. As of December 31, 2011, Sabra’s portfolio consisted of 97 real estate properties: (i) 76 skilled nursing facilities, (ii) ten combined skilled nursing, assisted living and independent living facilities, (iii) six assisted living facilities, (iv) two mental health facilities, (v) one independent living facility, (vi) one continuing care retirement community, and (vii) one acute care hospital. As of December 31, 2011, Sabra’s 97 properties had a total of 10,877 licensed beds, or units, spread across 23 states.
Sabra began operations on November 15, 2010, following the completion of a restructuring of Sun Healthcare Group, Inc.’s (“Old Sun”) business whereby Old Sun separated its real estate assets and its operating assets into two separate publicly traded companies – Sabra and SHG Services, Inc. (which has been renamed Sun Healthcare Group, Inc., and which we refer to in this supplement as "Sun"). This separation was accounted for as a reverse spin-off whereby the assets and liabilities of Sabra are recorded based on the historical carrying values of Old Sun. Subsidiaries of Sabra lease 86 of our properties to subsidiaries of Sun pursuant to triple-net master lease agreements. Sabra is organized as a REIT and we will elect to be treated as a REIT for U.S. federal income tax purposes upon the filing of our U.S. federal income tax return for the taxable year beginning January 1, 2011. Shares of Sabra common stock are traded on the NASDAQ Global Select Market under the symbol “SBRA.”
Objectives and Strategies
Strategy & Business Model
Sabra’s business strategies focus on opportunistic acquisitions and property diversification. Sabra does not currently have a fixed schedule of the number of acquisitions it will make over a particular time period, but instead Sabra will pursue those acquisitions that meet its investing and financing strategy and that are attractively priced. Sabra also intends to further develop its relationships with tenants and healthcare providers with a goal to expand the mixture of tenants operating its properties.
Growth Opportunities
Sabra expects to continue to grow its portfolio through the acquisition of healthcare facilities, including skilled nursing, senior housing facilities (which may include assisted living, independent living and continuing care retirement community facilities) and hospitals. As Sabra acquires additional properties and expands its portfolio, it expects to further diversify by tenant, asset class and geography within the healthcare sector. Over time, Sabra expects to pursue the acquisition of other healthcare property types, such as medical office buildings and life sciences facilities (commercial facilities that are primarily focused on life sciences research, development or commercialization, including properties that house biomedical and medical device companies). Sabra employs a disciplined, opportunistic approach in its healthcare real estate investment strategy by investing in assets that provide attractive opportunities for dividend growth and appreciation of asset values, while maintaining balance sheet strength and liquidity, thereby creating long-term stockholder value.

Market Facts (as of December 31, 2011)		Portfolio Information (as of December 31, 2011)
Stock Information
Closing Price:	$12.09	Equity Investments
52-week range:	$7.86 - $19.31	SNF	76
Market Capitalization:	$446.0 million	Multi-License	10
Enterprise Value:	$787.2 million	ALF/ILF	7
Outstanding Shares:	36.9 million	Mental Health	2
Ticker symbol:	SBRA	CCRC	1
Stock Exchange:	NASDAQ	Acute Care Hospital	1

Credit Ratings		Total Investments	97
Moody's:	B2 (stable)
S&P:		Bed/Unit Count
Corporate Rating	B+ (stable)	SNF	9,633
Senior Notes Rating	BB-	ALF	971
		ILF	82
		Mental Health	121
		Acute Care Hospital	70

		Total Beds/Units	10,877

See reporting definitions.	2

SABRA HEALTH CARE REIT, INC.
FINANCIAL HIGHLIGHTS
(dollars in thousands, except per share amounts)

	Three Months Ended December 31, 2011	Year Ended December 31, 2011
Revenues	$26,349	$84,225
EBITDA	$22,120	$69,752
Net income	$7,163	$12,842
FFO	$14,528	$39,433
AFFO	$15,262	$47,157
Normalized AFFO	$13,668	$45,873

Per share data:
Diluted EPS	$0.19	$0.43
Diluted FFO	$0.39	$1.31
Diluted AFFO	$0.41	$1.55
Diluted Normalized AFFO	$0.37	$1.51

Weighted-average number of common shares outstanding, diluted:
EPS & FFO	37,052,574	30,171,225
AFFO & Normalized AFFO	37,248,402	30,399,132

Net cash flow from operations	$10,196	$44,705

	December 31, 2011	December 31, 2010
Real Estate Portfolio
Total Equity Investments (#)	97	86
Total Equity Investments ($)	$767,054	$570,768
Total Licensed Beds/Units	10,877	9,603
Weighted Average Remaining Lease Term (in months)	144	136

	Three Months Ended December 31, 2011	Twelve Months Ended December 31, 2011
Facility EBITDARM Coverage (1)	1.85x	2.03x
Facility EBITDAR Coverage (1)	1.39x	1.56x
Tenant EBITDAR Coverage (1)	1.62x	1.78x

	December 31, 2011	December 31, 2010
Debt
Principal
Fixed Rate Debt	$324,239	$326,125
Variable Rate Debt	59,159	60,315
Total Debt	$383,398	$386,440

Rate
Fixed Rate Debt	7.57%	7.56%
Variable Rate Debt	5.50%	5.50%
Total Debt	7.25%	7.24%

% of Total
Fixed Rate Debt	84.6%	84.4%
Variable Rate Debt	15.4%	15.6%
Total Debt	100.0%	100.0%

Availability Under Credit Facility (2)	$100,000	$87,600

Available Liquidity (Unrestricted Cash and Availability Under Credit Facility) (2)	$142,250	$161,833

(1) Facility EBITDAR, Facility EBITDARM and Tenant EBITDAR and related coverages for facilities with new tenants/operators (Aurora, Encore, and Creekside) are only included in periods subsequent to our acquisition of the facilities.
(2) Availability under the credit facility and available liquidity were $200.0 million and $242.3 million, respectively, on a pro forma basis taking into account the amendment to the secured revolving credit facility on February 10, 2012.

See reporting definitions.	3

SABRA HEALTH CARE REIT, INC.
2012 OUTLOOK

	Low	High
Net income	$0.64	$0.68
Add:
Depreciation and amortization of real estate assets	0.89	0.90

Funds from Operations (FFO)	$1.53	$1.58

Straight-line rental income adjustments	(0.13)	(0.14)
Stock-based compensation expense	0.18	0.18
Amortization of deferred financing costs	0.09	0.09
Acquisition pursuit costs	0.04	0.05

Adjusted Funds from Operations (AFFO)	$1.71	$1.76

Except as otherwise noted above, the foregoing projections reflect management's view of current and future market conditions. There can be no assurance that the Company's actual results will not differ materially from the estimates set forth above. Except as otherwise required by law, the Company assumes no, and hereby disclaims any, obligation to update any of the foregoing projections as a result of new information or new or future developments.

See reporting definitions.	4

SABRA HEALTH CARE REIT, INC.
CONSOLIDATED STATEMENTS OF INCOME
(dollars in thousands, except per share amounts)

	Three Months Ended December 31, 2011	Year Ended December 31, 2011
Revenues:
Rental income	$23,195	$80,678
Interest income	3,154	3,547

Total revenues	26,349	84,225

Expenses:
Depreciation and amortization	7,365	26,591
Interest	7,592	30,319
General and administrative	4,229	14,473

Total expenses	19,186	71,383

Net income	$7,163	$12,842

Net income per common share, basic	$0.19	$0.43

Net income per common share, diluted	$0.19	$0.43

Weighted-average number of common shares outstanding, basic	36,965,431	30,109,417

Weighted-average number of common shares outstanding, diluted	37,052,574	30,171,225

Dividends per common share	$0.32	$0.96

See reporting definitions.	5

SABRA HEALTH CARE REIT, INC.
CONSOLIDATED BALANCE SHEETS
(dollars in thousands, except per share amounts)

	December 31, 2011	December 31, 2010
Assets
Real estate investments, net of accumulated depreciation of $108,916 and $88,701 as of December 31, 2011 and 2010, respectively	$658,377	$482,297
Cash and cash equivalents	42,250	74,233
Restricted cash	6,093	4,716
Deferred tax assets	25,540	26,300
Prepaid expenses, deferred financing costs and other assets	17,390	12,013
Total assets	$749,650	$599,559
Liabilities and stockholders’ equity
Mortgage notes payable	$158,398	$161,440
Senior unsecured notes payable	225,000	225,000
Accounts payable and accrued liabilities	14,139	9,286
Tax liability	25,540	26,300
Total liabilities	423,077	422,026
Stockholders’ equity
Preferred stock, $.01 par value; 10,000,000 shares authorized, zero shares issued and outstanding as of December 31, 2011 and 2010	—	—
Common stock, $.01 par value; 125,000,000 shares authorized, 36,891,712 and 25,061,072 shares issued and outstanding as of December 31, 2011 and 2010, respectively	369	251
Additional paid-in capital	344,995	177,275
Cumulative distributions in excess of net income	(18,791)	7
Total stockholders’ equity	326,573	177,533
Total liabilities and stockholders’ equity	$749,650	$599,559

See reporting definitions.	6

SABRA HEALTH CARE REIT, INC.
CONSOLIDATED STATEMENTS OF CASH FLOWS
(in thousands)

	Year Ended December 31, 2011	Period from November 15, 2010 to December 31, 2010
Cash flows from operating activities:
Net income	$12,842	$7
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	26,591	3,134
Amortization of deferred financing costs	1,998	230
Stock-based compensation expense	4,600	335
Amortization of premium on notes payable	(15)	(2)
Deferred taxes	—	242
Straight-line rental income adjustments	(2,092)	—
Changes in operating assets and liabilities:
Prepaid expenses and other assets	(1,035)	(609)
Accounts payable and accrued liabilities	5,695	3,276
Restricted cash	(3,879)	(21)

Net cash provided by operating activities	44,705	6,592

Cash flows from investing activities:
Cash received in the Separation	—	67,134
Acquisitions of real estate	(204,500)	—
Acquisition of note receivable	(5,348)	—
Additions to corporate furniture, fixtures and equipment	(86)	(16)
Repayment of note receivable	5,348	—

Net cash (used in) provided by investing activities	(204,586)	67,118

Cash flows from financing activities:
Proceeds from mortgage notes payable	—	10,000
Payment of Separation-related obligations	—	(9,081)
Principal payments on mortgage notes payable	(3,027)	(235)
Payments of deferred financing costs	(677)	(161)
Issuance of common stock	163,242	—
Dividends paid	(31,640)	—

Net cash provided by financing activities	127,898	523

Net (decrease) increase in cash and cash equivalents	(31,983)	74,233
Cash and cash equivalents, beginning of period	74,233	—

Cash and cash equivalents, end of period	$42,250	$74,233

Supplemental disclosure of cash flow information:
Interest paid	$28,557	$760

See reporting definitions.	7

SABRA HEALTH CARE REIT, INC.
RECONCILIATIONS OF NET INCOME TO EBITDA, FUNDS FROM OPERATIONS (FFO),
ADJUSTED FUNDS FROM OPERATIONS (AFFO) AND NORMALIZED AFFO
(in thousands, except share and per share data)

	Three Months Ended December 31, 2011	Year Ended December 31, 2011
Net income	$7,163	$12,842
Interest expense	7,592	30,319
Depreciation and amortization	7,365	26,591

EBITDA	$22,120	$69,752

Net income	$7,163	$12,842
Add:
Depreciation of real estate assets	7,365	26,591

Funds from Operations (FFO)	$14,528	$39,433

Acquisition pursuit costs	264	3,218
Stock-based compensation expense	1,351	4,600
Straight-line rental income adjustments	(1,372)	(2,092)
Amortization of deferred financing costs	491	1,998

Adjusted Funds from Operations (AFFO)	$15,262	$47,157
Start-up costs	—	310
Hillside Terrace interest income, net of expense	(1,594)	(1,594)

Normalized AFFO	$13,668	$45,873

Net income per diluted common share	$0.19	$0.43

FFO per diluted common share	$0.39	$1.31

AFFO per diluted common share	$0.41	$1.55

Normalized AFFO per diluted common share	$0.37	$1.51

Weighted average number of common shares outstanding, diluted
Net income and FFO	37,052,574	30,171,225
AFFO and Normalized AFFO	37,248,402	30,399,132

See reporting definitions.	8

SABRA HEALTH CARE REIT, INC.
CAPITALIZATION
(in thousands, except share and per share amounts)

Debt	December 31,
	2011	2010
Secured mortgage debt	$158,398	$161,440
Senior unsecured notes	225,000	225,000
Revolving line of credit	—	—

Total debt	$383,398	$386,440

Book capitalization(1)
Total debt	$383,398	$386,440
Total equity	326,573	177,533

Book capitalization	709,971	563,973

Accumulated depreciation and amortization	108,916	88,701

Undepreciated book capitalization	$818,887	$652,674

Enterprise Value
As of December 31, 2011	Shares Outstanding	Price	Value
Common stock	36,891,712	$12.09	$446,021
Total debt			383,398
Cash and cash equivalents			(42,250)

Total enterprise value			$787,169

As of December 31, 2010	Shares Outstanding	Price	Value
Common stock	25,061,062	$18.40	$461,124
Total debt			386,440
Cash and cash equivalents			(74,233)

Total enterprise value			$773,331

Common Stock and Equivalents
	Weighted Avg. Common Shares
	Three Months Ended December 31, 2011		Year Ended December 31, 2011
	EPS & FFO	AFFO & Normalized AFFO	EPS & FFO	AFFO & Normalized AFFO
Common stock	36,870,798	36,870,798	30,033,394	30,033,394
Common equivalents	94,633	94,633	76,023	76,023

Basic common and common equivalents	36,965,431	36,965,431	30,109,417	30,109,417
Dilutive securities:
Restricted stock and units	87,143	282,971	55,064	282,971
Options	—	—	6,744	6,744

Diluted common and common equivalents	37,052,574	37,248,402	30,171,225	30,399,132

(1)
Book capitalization is based on the historical carrying value of Sabra’s real estate investments as previously reported by Old Sun (as discussed in the Company Profile section of this supplement). Therefore, total equity does not reflect any fair market value adjustment for Sabra’s real estate investments as of November 15, 2010 (the Separation Date), and accumulated depreciation and amortization are for the period from the date of acquisition of the assets by Old Sun to December 31, 2011.

See reporting definitions.	9

SABRA HEALTH CARE REIT, INC.
INDEBTEDNESS
December 31, 2011
(dollars in thousands)

	Principal	Weighted Average Rate	% of Total
Fixed rate debt
Secured mortgage debt (1)	$99,239	6.29%	25.9%
Unsecured senior notes	225,000	8.13%	58.7%

Total fixed rate debt	324,239	7.57%	84.6%

Variable rate debt
Secured mortgage debt(2)	59,159	5.50%	15.4%
Revolving line of credit	—	5.75%	—%

Total variable rate debt	59,159	5.50%	15.4%

Total debt	$383,398	7.25%	100.0%

Secured debt
Secured mortgage debt	$158,398	5.99%	41.3%
Revolving line of credit	—	5.75%	—%

Total secured debt	158,398	5.99%	41.3%

Unsecured debt
Unsecured senior notes	225,000	8.13%	58.7%

Total unsecured debt	225,000	8.13%	58.7%

Total debt	$383,398	7.25%	100.0%

(1)
Fixed rate secured mortgage debt includes $31.4 million which converts to a variable interest rate based on 90-day LIBOR plus 4.5% (1.00% floor) effective January 2014. This debt matures in August 2015. Fixed rate secured mortgage debt includes $0.5 million of mortgage premium.

(2)	Variable rate secured mortgage debt interest is based on 90-day LIBOR plus 4.5% (1.00% floor).

	Maturities
	Secured Mortgage Debt		Unsecured Senior Notes		Revolving Line of Credit		Total
	Principal	Rate	Principal	Rate	Principal	Rate	Principal	Rate
2012	$3,204	6.06%	$—	—	$—	—	$3,204	6.06%
2013	3,428	6.04%	—	—	—	—	3,428	6.04%
2014	3,649	6.04%	—	—	—	—	3,649	6.04%
2015	86,048	6.02%	—	—	—	—	86,048	6.02%
2016	1,689	5.99%	—	—	—	—	1,689	5.99%
2017	1,809	5.97%	—	—	—	—	1,809	5.97%
2018	1,937	5.94%	225,000	8.13%	—	—	226,937	8.11%
2019	2,075	5.90%	—	—	—	—	2,075	5.90%
2020	2,222	5.86%	—	—	—	—	2,222	5.86%
2021	2,382	5.81%	—	—	—	—	2,382	5.81%
Thereafter	49,455	5.53%	—	—	—	—	49,455	5.53%
	157,898		225,000		—		382,898
Mortgage premium	500		—		—		500
Total debt	$158,398		$225,000		$—		$383,398
Weighted average maturity in years	13.4		6.8		1.8		9.5
Weighted average interest rate	5.99%		8.13%		5.75%		7.25%

See reporting definitions.	10

SABRA HEALTH CARE REIT, INC.
DEBT COVENANTS
(dollars in millions)

			December 31, 2011	December 31, 2010
	Minimum	Maximum	Actual	Actual
Credit Facility:
Consolidated Leverage Ratio		6.25x	4.26x	5.95x
Consolidated Fixed Charge Coverage Ratio	1.75x		2.87x	2.10x
Consolidated Tangible Net Worth	$300.2		$425.9	$255.2

Unsecured Senior Notes:
Total Debt/ Asset Value		60%	39%	48%
Secured Debt/ Asset Value		40%	16%	20%
Unencumbered Assets/ Unsecured Debt	150%		227%	162%
Minimum Interest Coverage	2.00x		3.17x	2.24x
Note: All covenants are based on terms defined in the related credit agreement and unsecured senior notes indenture. Asset Value and Unencumbered Assets used for debt covenant calculation purposes include a value for the initial real estate portfolio obtained in the separation from Sun, which is calculated by dividing the total initial annual rental revenue from this portfolio by an assumed 9.75% capitalization rate. This results in an assumed total portfolio value for the initial real estate portfolio of $720 million.

See reporting definitions.	11

SABRA HEALTH CARE REIT, INC.
PORTFOLIO SUMMARY
December 31, 2011
(dollars in thousands)

				Rental Income			Occupancy Percentage
Facility Type	Number of Properties	Investment	Average Facility Age (Years)	Three Months Ended December 31, 2011	Year Ended December 31, 2011	Number of Licensed Beds/Units	Three Months Ended December 31, 2011	Year Ended December 31, 2011
Skilled Nursing (1)	76	$582,609	16.7	$17,714	$61,161	8,646	87.1%	87.4%
Multi-License Designation	10	80,350	26.1	2,751	10,934	1,389	89.6%	89.3%
Assisted Living (1)	6	26,223	17.6	518	1,978	426	91.6%	90.0%
Mental Health	2	971	37.7	103	411	82	83.6%	86.6%
Independent Living	1	8,008	26.0	72	288	49	93.2%	95.7%
CCRC	1	7,253	2.0	389	1,546	215	81.7%	81.9%
Acute Care Hospital	1	61,640	3.0	1,648	4,360	70	66.2%	71.8%

Total	97	$767,054	16.6	$23,195	$80,678	10,877	87.3%	87.5%

	Three Months Ended December 31, 2011			Year Ended December 31, 2011
Facility Type	Facility EBITDARM Coverage	Facility EBITDAR Coverage	Tenant EBITDAR Coverage	Facility EBITDARM Coverage	Facility EBITDAR Coverage	Tenant EBITDAR Coverage
Skilled Nursing (1)	1.73x	1.23x	1.53x	1.93x	1.42x	1.69x
Multi-License Designation	1.94x	1.48x	1.53x	2.06x	1.59x	1.70x
Assisted Living (1)	2.13x	1.76x	1.49x	1.94x	1.57x	1.69x
Mental Health	1.99x	1.05x	1.53x	3.56x	2.55x	1.70x
Independent Living	1.95x	1.69x	1.53x	1.75x	1.50x	1.70x
CCRC	1.46x	1.19x	1.53x	1.69x	1.41x	1.70x
Acute Care Hospital	2.99x	2.92x	2.92x	3.10x	2.99x	2.99x

Total	1.85x	1.39x	1.62x	2.03x	1.56x	1.78x

	Rental Income
	Three Months Ended December 31, 2011	Year Ended December 31, 2011
Sun	76.4%	87.3%
Cadia Portfolio	11.4	5.5
Texas Regional Medical Center	7.1	5.4
Encore Portfolio	1.2	0.3
Aurora Portfolio	2.4	0.7
Oak Brook Health Care Center	1.4	0.8
Creekside Senior Living	0.1	—
Total	100.0%	100.0%

(1) Occupancy percentage, Facility EBITDARM, Facility EBITDAR and Tenant EBITDAR and related coverages for facilities with new tenants/operators (Aurora, Encore, and Creekside) are only included in periods subsequent to our acquisition of the facilities.

See reporting definitions.	12

SABRA HEALTH CARE REIT, INC.
INVESTMENT ACTIVITY
Inception to December 31, 2011
(dollars in thousands)

Real Estate Investments
	Acquisition Date	Facility Type	Beds	Investment Amount	Initial Cash Yield
Texas Regional Medical Center at Sunnyvale	05/03/11	Acute Care Hospital	70	$62,700	9.25%
Oak Brook Health Care Center	06/30/11	Skilled Nursing Facility	120	11,300	9.50%

Cadia Portfolio
Broadmeadow Healthcare	08/01/11	Skilled Nursing Facility	120	23,800	8.75%
Capitol Healthcare	08/01/11	Skilled Nursing Facility	120	20,800	8.75%
Pike Creek Healthcare	08/01/11	Skilled Nursing Facility	130	28,200	8.75%
Renaissance Healthcare	08/01/11	Skilled Nursing Facility	130	24,700	8.75%
			500	97,500	8.75%

Aurora Portfolio
Honey Hill Care Center	09/30/11	Skilled Nursing Facility	150	8,000	10.61%
Manokin Manor Nursing & Rehabilitation Center	09/30/11	Skilled Nursing Facility	135	10,000	10.61%
			285	18,000	10.61%

Encore Portfolio
Wesley Woods Alzheimer's Care Center	11/01/11	Skilled Nursing Facility	120	8,700	9.40%
Windcrest Alzheimer's Care Center	11/01/11	Skilled Nursing Facility	120	5,500	9.40%
			240	14,200	9.40%

Creekside Senior Living	11/22/11	Assisted Living Facility	59	2,600	9.25%

Total real estate investments			1,274	$206,300	9.16%

Debt Investments
Hillside Terrace Mortgage Note (1)	03/25/11			5,348	12.17%

Total Investments				$211,648	9.24%

(1) On December 5, 2011, the Hillside Terrace Mortgage Note was paid in full ($8.3 million).

Annualized Revenue Concentration by Tenant

As of December 31, 2010	As of December 31, 2011

See reporting definitions.	13

SABRA HEALTH CARE REIT, INC.
PORTFOLIO GEOGRAPHIC CONCENTRATIONS - PROPERTY TYPE
December 31, 2011

State	Skilled Nursing	Multi-License Designation	Assisted Living	Mental Health	Independent Living	CCRC	Acute Care Hospital	Total	% of Total
Kentucky	11	2	2	—	—	—	—	15	15.5%
New Hampshire	8	5	2	—	—	—	—	15	15.5
Connecticut	9	1	—	—	1	—	—	11	11.3
Ohio	8	—	—	—	—	—	—	8	8.2
Florida	5	—	—	—	—	—	—	5	5.2
Oklahoma	3	1	—	1	—	—	—	5	5.2
Montana	4	—	—	—	—	—	—	4	4.1
Delaware	4	—	—	—	—	—	—	4	4.1
Texas	3	—	—	—	—	—	1	4	4.1
California	3	—	—	—	—	—	—	3	3.1
Idaho	1	1	—	1	—	—	—	3	3.1
Massachusetts	3	—	—	—	—	—	—	3	3.1
New Mexico	2	—	—	—	—	1	—	3	3.1
Colorado	2	—	—	—	—	—	—	2	2.1
Georgia	2	—	—	—	—	—	—	2	2.1
Rhode Island	2	—	—	—	—	—	—	2	2.1
West Virginia	2	—	—	—	—	—	—	2	2.1
Indiana	1	—	—	—	—	—	—	1	1.0
North Carolina	1	—	—	—	—	—	—	1	1.0
Maryland	1	—	—	—	—	—	—	1	1.0
Tennessee	1	—	—	—	—	—	—	1	1.0
Washington	—	—	1	—	—	—	—	1	1.0
Wisconsin	—	—	1	—	—	—	—	1	1.0

	76	10	6	2	1	1	1	97	100.0%

See reporting definitions.	14

SABRA HEALTH CARE REIT, INC.
PORTFOLIO GEOGRAPHIC CONCENTRATIONS - DISTRIBUTION OF LICENSED BEDS/UNITS
December 31, 2011

	Total Number of Properties	Bed Type
State		Skilled Nursing	Assisted Living	Mental Health	Independent Living	Acute Care Hospital	Total	% of Total
New Hampshire	15	1,131	474	—	—	—	1,605	14.7%
Connecticut	11	1,477	23	—	49	—	1,549	14.2
Kentucky	15	976	172	—	—	—	1,148	10.6
Ohio	8	954	—	—	—	—	954	8.8
Florida	5	660	—	—	—	—	660	6.1
Oklahoma	5	441	71	60	12	—	584	5.4
Montana	4	538	—	—	—	—	538	4.9
Delaware	4	500	—	—	—	—	500	4.6
Texas	4	360	—	—	—	70	430	4.0
New Mexico	3	190	120	—	60	—	370	3.4
Colorado	2	362	—	—	—	—	362	3.3
Georgia	2	310	—	—	—	—	310	2.9
California	3	301	—	—	—	—	301	2.8
Massachusetts	3	301	—	—	—	—	301	2.8
Idaho	3	229	16	22	—	—	267	2.5
Rhode Island	2	261	—	—	—	—	261	2.4
West Virginia	2	185	—	—	—	—	185	1.7
Maryland	1	135	—	—	—	—	135	1.2
Tennessee	1	134	—	—	—	—	134	1.2
North Carolina	1	100	—	—	—	—	100	0.9
Indiana	1	88	—	—	—	—	88	0.8
Wisconsin	1	—	59	—	—	—	59	0.5
Washington	1	—	36	—	—	—	36	0.3

	97	9,633	971	82	121	70	10,877	100.0%

% of Total beds/units		88.6%	8.9%	0.8%	1.1%	0.6%	100.0%

See reporting definitions.	15

SABRA HEALTH CARE REIT, INC.
PORTFOLIO GEOGRAPHIC CONCENTRATIONS - MULTI-LICENSE AND CCRC SUMMARY
December 31, 2011

		Number of Licensed Beds/Units
	Total Number of Properties	Multi-License Designation				CCRC
State		Skilled Nursing	Assisted Living	Independent Living	Total	Skilled Nursing	Assisted Living	Independent Living	Total
New Hampshire	5	434	271	—	705	—	—	—	—
Kentucky	2	95	44	—	139	—	—	—	—
Connecticut	1	274	23	—	297	—	—	—	—
Oklahoma	1	—	71	12	83	—	—	—	—
New Mexico	1	—	—	—	—	35	120	60	215
Idaho	1	149	16	—	165	—	—	—	—

Total	11	952	425	12	1,389	35	120	60	215

% of Total Beds/Units		68.5%	30.6%	0.9%	100.0%	16.3%	55.8%	27.9%	100.0%

See reporting definitions.	16

SABRA HEALTH CARE REIT, INC.
PORTFOLIO GEOGRAPHIC CONCENTRATIONS - INVESTMENT
December 31, 2011
(dollars in thousands)

State	Total Number of Centers	Skilled Nursing	Multi-License Designation	Assisted Living	Mental Health	Independent Living	CCRC	Acute Care Hospital	Total	% of Total
Connecticut	11	$107,181	$21,870	$—	$—	$8,008	$—	$—	$137,059	17.8%
Delaware	4	95,780	—	—	—	—	—	—	95,780	12.4
New Hampshire	15	40,383	33,521	12,997	—	—	—	—	86,901	11.3
Texas	4	24,990	—	—	—	—	—	61,640	86,630	11.3
Kentucky	15	50,464	10,087	10,503	—	—	—	—	71,054	9.3
Ohio	8	43,662	—	—	—	—	—	—	43,662	5.7
Montana	4	42,809	—	—	—	—	—	—	42,809	5.6
Florida	5	31,600	—	—	—	—	—	—	31,600	4.1
Oklahoma	5	23,526	5,708	—	704	—	—	—	29,938	3.9
Colorado	2	28,920	—	—	—	—	—	—	28,920	3.8
Rhode Island	2	19,990	—	—	—	—	—	—	19,990	2.6
New Mexico	3	7,213	—	—	—	—	7,253	—	14,466	1.9
West Virginia	2	14,332	—	—	—	—	—	—	14,332	1.9
Massachusetts	3	13,105	—	—	—	—	—	—	13,105	1.7
Idaho	3	1,731	9,164	—	267	—	—	—	11,162	1.5
Maryland	1	9,764	—	—	—	—	—	—	9,764	1.3
North Carolina	1	9,748	—	—	—	—	—	—	9,748	1.3
California	3	4,602	—	—	—	—	—	—	4,602	0.6
Tennessee	1	4,506	—	—	—	—	—	—	4,506	0.6
Indiana	1	4,379	—	—	—	—	—	—	4,379	0.6
Georgia	2	3,924	—	—	—	—	—	—	3,924	0.5
Wisconsin	1	—	—	2,549	—	—	—	—	2,549	0.3
Washington	1	—	—	174	—	—	—	—	174	0.0

	97	$582,609	$80,350	$26,223	$971	$8,008	$7,253	$61,640	$767,054	100.0%

See reporting definitions.	17

SABRA HEALTH CARE REIT, INC.
PORTFOLIO GEOGRAPHIC CONCENTRATIONS - RENTAL INCOME
Three Months Ended December 31, 2011
(dollars in thousands)

State	Total Number of Centers	Skilled Nursing	Multi-License Designation	Assisted Living	Mental Health	Independent Living	CCRC	Acute Care Hospital	Total	% of Total
New Hampshire	15	$1,652	$1,221	$330	$—	$—	$—	$—	$3,203	13.7%
Connecticut	11	2,414	429	—	—	72	—	—	2,915	12.6
Delaware	4	2,645	—	—	—	—	—	—	2,645	11.4
Kentucky	15	1,970	356	117	—	—	—	—	2,443	10.5
Texas	4	597	—	—	—	—	—	1,648	2,245	9.7
Florida	5	1,935	—	—	—	—	—	—	1,935	8.3
Montana	4	1,293	—	—	—	—	—	—	1,293	5.6
Ohio	8	1,291	—	—	—	—	—	—	1,291	5.6
Colorado	2	815	—	—	—	—	—	—	815	3.5
Idaho	3	26	616	—	70	—	—	—	712	3.1
California	3	686	—	—	—	—	—	—	686	3.0
New Mexico	3	231	—	—	—	—	389	—	620	2.7
Oklahoma	5	436	129	—	33	—	—	—	598	2.6
West Virginia	2	342	—	—	—	—	—	—	342	1.5
Maryland	1	325							325	1.4
North Carolina	1	286	—	—	—	—	—	—	286	1.2
Massachusetts	3	264	—	—	—	—	—	—	264	1.1
Rhode Island	2	205	—	—	—	—	—	—	205	0.9
Georgia	2	154	—	—	—	—	—	—	154	0.7
Tennessee	1	93	—	—	—	—	—	—	93	0.4
Indiana	1	54	—	—	—	—	—	—	54	0.2
Washington	1	—	—	44	—	—	—	—	44	0.2
Wisconsin	1	—	—	27	—	—	—	—	27	0.1

	97	$17,714	$2,751	$518	$103	$72	$389	$1,648	$23,195	100.0%

		76.4%	11.9%	2.2%	0.4%	0.3%	1.7%	7.1%	100.0%

See reporting definitions.	18

SABRA HEALTH CARE REIT, INC.
PORTFOLIO GEOGRAPHIC CONCENTRATIONS - RENTAL INCOME
Year Ended December 31, 2011
(dollars in thousands)

State	Total Number of Centers	Skilled Nursing	Multi-License Designation	Assisted Living	Mental Health	Independent Living	CCRC	Acute Care Hospital	Total	% of Total
New Hampshire	15	$6,567	$4,853	$1,311	$—	$—	$—	$—	$12,731	15.9%
Connecticut	11	8,908	1,706	—	—	288	—	—	10,902	13.5
Kentucky	15	7,831	1,415	464	—	—	—	—	9,710	12.0
Florida	5	7,692	—	—	—	—	—	—	7,692	9.5
Texas	4	921	—	—	—	—	—	4,360	5,281	6.5
Ohio	8	5,134	—	—	—	—	—	—	5,134	6.4
Montana	4	5,109	—	—	—	—	—	—	5,109	6.3
Delaware	4	4,408	—	—	—	—	—	—	4,408	5.5
Colorado	2	3,241	—	—	—	—	—	—	3,241	4.0
Idaho	3	101	2,447	—	280	—	—	—	2,828	3.5
California	3	2,722	—	—	—	—	—	—	2,722	3.4
New Mexico	3	913	—	—	—	—	1,546	—	2,459	3.0
Oklahoma	5	1,732	513	—	131	—	—	—	2,376	2.9
West Virginia	2	1,360	—	—	—	—	—	—	1,360	1.7
North Carolina	1	1,136	—	—	—	—	—	—	1,136	1.4
Massachusetts	3	1,048	—	—	—	—	—	—	1,048	1.3
Rhode Island	2	815	—	—	—	—	—	—	815	1.0
Georgia	2	612	—	—	—	—	—	—	612	0.8
Tennessee	1	370	—	—	—	—	—	—	370	0.5
Maryland	1	325	—	—	—	—	—	—	325	0.4
Indiana	1	216	—	—	—	—	—	—	216	0.3
Washington	1	—	—	176	—	—	—	—	176	0.2
Wisconsin	1	—	—	27	—	—	—	—	27	—

	97	$61,161	$10,934	$1,978	$411	$288	$1,546	$4,360	$80,678	100.0%

		75.7%	13.6%	2.5%	0.5%	0.4%	1.9%	5.4%	100.0%

See reporting definitions.	19

SABRA HEALTH CARE REIT, INC.
HISTORICAL SKILLED MIX AND OCCUPANCY PERCENTAGE

	Skilled Mix
	Three Months Ended December 31, 2011	Three Months Ended December 31, 2010	Years Ended December 31,
			2011	2010	2009
Skilled Nursing (1)	39.5%	39.0%	41.4%	39.3%	39.2%

	Occupancy Percentage
	Three Months Ended December 31, 2011	Three Months Ended December 31, 2010	Years Ended December 31,
			2011	2010	2009
Skilled Nursing (1)	87.1%	87.9%	87.4%	87.7%	89.7%
Multi-License Designation	89.6%	90.2%	89.3%	91.5%	92.5%
Assisted Living(1)	91.6%	88.2%	90.0%	88.2%	91.3%
Mental Health	83.6%	86.9%	86.6%	83.9%	81.5%
Independent Living	93.2%	101.4%	95.7%	88.7%	79.4%
CCRC	81.7%	84.7%	81.9%	85.5%	87.4%
Acute Care Hospital	66.2%	N/A	71.8%	N/A	N/A

Total	87.3%	88.2%	87.5%	88.2%	90.0%

(1)    Skilled Mix and Occupancy Percentage for facilities with new tenants/operators (Aurora, Encore, and Creekside) are only included in periods subsequent to our acquisition of the facilities.

See reporting definitions.	20

SABRA HEALTH CARE REIT, INC.
PORTFOLIO LEASE EXPIRATIONS
December 31, 2011
(dollars in thousands)

	2012 - 2019	2020	2021	2022	2023	2024	2025	Thereafter	Total
Skilled Nursing
Properties	—	26	26	10	—	1	4	9	76
Annualized Revenues	$—	$21,684	$22,338	$6,799	$—	$1,821	$3,885	$15,743	$72,270
Multi-License Designation
Properties	—	1	4	2	—	—	3	—	10
Annualized Revenues	—	2,502	4,846	1,447	—	—	2,388	—	11,183
Assisted Living
Properties	—	1	2	2	—	—	1	—	6
Annualized Revenues	—	180	935	474	—	—	700	—	2,289
Independent Living
Properties	—	—	1	—	—	—	—	—	1
Annualized Revenues	—	—	295	—	—	—	—	—	295
Mental Health
Properties	—	2	—	—	—	—	—	—	2
Annualized Revenues	—	420	—	—	—	—	—	—	420
CCRC
Properties	—	1	—	—	—	—	—	—	1
Annualized Revenues	—	1,582	—	—	—	—	—	—	1,582
Acute Care Hospital
Properties	—	—	—	—	—	—	—	1	1
Annualized Revenues	—	—	—	—	—	—	—	6,593	6,593
Total

Properties	—	31	33	14	—	1	8	10	97

Annualized Revenues	$—	$26,368	$28,414	$8,720	$—	$1,821	$6,973	$22,336	$94,632

% of Revenue	—%	27.9%	30.0%	9.2%	—%	1.9%	7.4%	23.6%	100.0%

See reporting definitions.	21

SABRA HEALTH CARE REIT, INC.
RECENT ACQUISITION ACTIVITY

Creekside Senior Living

• Acquisition Date:	November 22, 2011

• Purchase Price:	$2.6 million

• Investment Type:	Equity

• Property Type:	Assisted Living Facility

• Location:	Green Bay, Wisconsin

• Available Beds:	59

• Facility Age:	8 years

• Annualized GAAP Rental Income:	$0.3 million

• Initial Cash Yield:	9.25%

See reporting definitions.	22

SABRA HEALTH CARE REIT, INC.
RECENT ACQUISITION ACTIVITY - PRO FORMA INFORMATION
(dollars in thousands, except per share data)

Note: The following pro forma information assumes the acquisitions of Texas Regional Medical Center at Sunnyvale, Oak Brook Health Care Center, the Cadia Portfolio, the Aurora Portfolio, the Encore Portfolio and Creekside Senior Living, as well as the offering of 11.7 million shares of common stock that closed in August 2011, were completed as of January 1, 2011. In addition, the pro forma debt covenants are based on the covenants under the amended secured revolving credit facility.

Pro Forma Net Income, FFO, AFFO, and Normalized AFFO

	Three Months Ended December 31, 2011	Year Ended December 31, 2011
Net income	$7,163	$12,842
Revenues - acquisitions	174	12,318
Depreciation and amortization - acquisitions	(50)	(3,292)
Pro forma net income	$7,287	$21,868

Pro forma net income	$7,287	$21,868
Add:
Depreciation of real estate assets	7,415	29,883
Pro forma FFO	$14,702	$51,751
Straight-line rental income adjustments	(970)	(3,882)
Acquisition pursuit costs	264	3,218
Stock-based compensation expense	1,351	4,600
Amortization of deferred financing costs	491	1,998
Pro forma AFFO	$15,838	$57,685
Start-up costs	—	310
Hillside Terrace interest income, net of expense	(1,594)	(1,594)
Pro forma Normalized AFFO	$14,244	$56,401

Pro forma net income per diluted common share	$0.20	$0.59

Pro forma FFO per diluted common share	$0.40	$1.40

Pro forma AFFO per diluted common share	$0.43	$1.55

Pro forma Normalized AFFO per diluted common share	$0.38	$1.52

Weighted average number of common shares outstanding, diluted
Pro forma net income and FFO	37,052,574	36,984,266
Pro forma AFFO and Normalized AFFO	37,248,402	37,212,173
Pro Forma Debt Covenants

	Minimum	Maximum	Pro Forma
Credit Facility:
Consolidated Leverage Ratio		5.75x	4.26x
Consolidated Fixed Charge Coverage Ratio	1.75x		2.87x
Consolidated Tangible Net Worth	$342.0		$425.9

Unsecured Senior Notes:
Total Debt/ Asset Value		60%	39%
Secured Debt/ Asset Value		40%	16%
Unencumbered Assets/ Unsecured Debt	150%		175%
Minimum Interest Coverage	2.00x		3.17x

See reporting definitions.	23

SABRA HEALTH CARE REIT, INC.
REPORTING DEFINITIONS
Acute Care Hospital. A facility designed to provide extended medical and rehabilitation care for patients who are clinically complex and have multiple acute or chronic conditions.
Annualized Revenues. The annual straight-line rental revenues under leases. Annualized Revenues do not include tenant recoveries or additional rents.  The Company uses Annualized Revenues for the purpose of determining tenant concentrations and lease expirations.
Assisted Living Facility (“ALF”). A senior housing facility that predominantly consists of assisted living units is classified by the Company as an ALF.
Continuing Care Retirement Community (“CCRC”). A senior housing facility which provides at least three levels of care (i.e., independent living, assisted living and skilled nursing) is classified by the Company as a CCRC.
EBITDA. The real estate industry uses earnings before interest, taxes, depreciation and amortization (“EBITDA”), a non-GAAP financial measure, as a measure of both operating performance and liquidity. The Company uses EBITDA to measure both its operating performance and liquidity. By excluding interest expense, EBITDA allows investors to measure the Company’s operating performance independent of its capital structure and indebtedness and, therefore, allows for a more meaningful comparison of its operating performance between quarters as well as annual periods and to compare its operating performance to that of other companies, both in the real estate industry and in other industries. As a liquidity measure, the Company believes that EBITDA helps investors analyze the Company’s ability to meet its interest payments on outstanding debt. The Company believes investors should consider EBITDA in conjunction with net income (the primary measure of the Company’s performance) and the other required GAAP measures of its performance and liquidity, to improve their understanding of the Company’s operating results and liquidity, and to make more meaningful comparisons of its performance between periods and against other companies. EBITDA has limitations as an analytical tool and should be used in conjunction with the Company’s required GAAP presentations. EBITDA does not reflect the Company’s historical cash expenditures or future cash requirements for capital expenditures or contractual commitments. While EBITDA is a relevant and widely used measure of operating performance and liquidity, it does not represent net income or cash flow from operations as defined by GAAP and it should not be considered as an alternative to those indicators in evaluating operating performance or liquidity. Further, the Company’s computation of EBITDA may not be comparable to similar measures reported by other companies.
Enterprise Value. The Company believes Enterprise Value is an important measurement as it is a measure of a company’s value. We calculate Enterprise Value as market equity capitalization plus debt. Market equity capitalization is calculated as the number of shares of common stock multiplied by the closing price of our common stock on the last day of the period presented. Total Enterprise Value includes our market equity capitalization and consolidated debt, less cash and cash equivalents.
Facility Age. Facility age represents the age of the facility based on the date built or the date renovated (if applicable).
Facility EBITDAR(M). Earnings before interest, taxes, depreciation, amortization, rent (“EBITDAR”) and management fees ("EBITDARM") for a particular facility accruing to the operator/tenant of the property (not the Company), for the period presented. The Company uses Facility EBITDAR(M) in determining Facility EBITDAR(M) Coverages. Facility EBITDAR(M) has limitations as an analytical tool. Facility EBITDAR(M) does not reflect historical cash expenditures or future cash requirements for facility capital expenditures or contractual commitments. In addition, Facility EBITDAR(M) does not represent a property’s net income or cash flow from operations and should not be considered an alternative to those indicators. However, the Company receives periodic financial information from operators/tenants regarding the performance of the Company’s facilities under the operator’s/tenant’s management. The Company utilizes Facility EBITDAR(M) as a supplemental measure of the ability of those properties to generate sufficient liquidity to meet related obligations to the Company and EBITDARM in particular to evaluate the core operations of the properties by eliminating management fees, which vary based on operator/tenant and its operating structure. All facility financial performance data was derived solely from information provided by operators/tenants and borrowers without independent verification by the Company. All facility financial performance data are presented one month in arrears. The Company includes Facility EBITDAR(M) for a property if it was operated at any time during the period presented subject to a lease with the Company. Facility EBITDAR(M) for facilities with new tenants/operators (Aurora, Encore, and Creekside) are only included in periods subsequent to our acquisition of the facilities.
Facility EBITDAR(M) Coverage. Facility EBITDAR(M) for the trailing 3 and 12 month periods prior to and including the period presented divided by the same period cash rent. Facility EBITDAR(M) coverage is a supplemental measure of a property’s ability to generate cash flows for the operator/tenant (not the Company) to meet the operator’s/tenant’s related cash rent and other obligations to the Company. However, its usefulness is limited by, among other things, the same factors that limit the usefulness of Facility EBITDAR(M). All facility financial performance data were derived solely from information provided by operators/tenants and borrowers without independent verification by the Company. All facility financial performance data are presented one month in arrears.

24

SABRA HEALTH CARE REIT, INC.
REPORTING DEFINITIONS
Funds From Operations (“FFO”) and Adjusted Funds from Operations (“AFFO”). The Company believes that net income as defined by GAAP is the most appropriate earnings measure. The Company also believes that Funds From Operations, or FFO, as defined in accordance with the definition used by the National Association of Real Estate Investment Trusts (“NAREIT”), and Adjusted Funds from Operations or AFFO (and related per share amounts) are important non-GAAP supplemental measures of operating performance for a real estate investment trust. Because the historical cost accounting convention used for real estate assets requires straight-line depreciation (except on land), such accounting presentation implies that the value of real estate assets diminishes predictably over time. However, since real estate values have historically risen or fallen with market and other conditions, presentations of operating results for a real estate investment trust that uses historical cost accounting for depreciation could be less informative. Thus, NAREIT created FFO as a supplemental measure of operating performance for real estate investment trusts that excludes historical cost depreciation and amortization, among other items, from net income, as defined by GAAP. FFO is defined as net income, computed in accordance with GAAP, excluding gains or losses from real estate dispositions, plus real estate depreciation and amortization. AFFO is defined as FFO excluding non-cash revenues (including straight-line rental income adjustments and amortization of acquired above/below market lease intangibles), non-cash expenses (including stock-based compensation expense and amortization of deferred financing costs) and acquisition pursuit costs. The Company believes that the use of FFO and AFFO (and the related per share amounts), combined with the required GAAP presentations, improves the understanding of operating results of real estate investment trusts among investors and makes comparisons of operating results among such companies more meaningful. The Company considers FFO and AFFO to be useful measures for reviewing comparative operating and financial performance because, by excluding gains or losses related to sales of previously depreciated operating real estate assets and real estate depreciation and amortization, and, for AFFO, by excluding non-cash revenues (including straight-line rental income adjustments and amortization of acquired above/below market lease intangibles), non-cash expenses (including stock-based compensation expense and amortization of deferred financing costs) and acquisition pursuit costs, FFO and AFFO can help investors compare the operating performance of the Company between periods or as compared to other companies. While FFO and AFFO are relevant and widely used measures of operating performance of real estate investment trusts, they do not represent cash flows from operations or net income as defined by GAAP and should not be considered an alternative to those measures in evaluating the Company’s liquidity or operating performance. FFO and AFFO also do not consider the costs associated with capital expenditures related to the Company’s real estate assets nor do they purport to be indicative of cash available to fund the Company’s future cash requirements. Further, the Company’s computation of FFO and AFFO may not be comparable to FFO and AFFO reported by other real estate investment trusts that do not define FFO in accordance with the current NAREIT definition or that interpret the current NAREIT definition or define AFFO differently from the Company.
Independent Living Facility (“ILF”). A senior housing facility that predominantly consists of independent living units.
Investment. Represents the carrying amount of real estate assets after adding back accumulated depreciation and amortization.
Licensed Beds/Units. Senior housing facilities are measured in units (e.g., studio, one or two bedroom units). Skilled nursing and mental health facilities are measured in licensed bed count. All facility financial performance data were derived solely from information provided by operators/tenants and borrowers without independent verification by the Company.
Market Capitalization. Total common shares of Sabra outstanding multiplied by the closing price per share as of a given period.
Mental Health Facility. Mental Health Facilities provide a range of inpatient and outpatient behavioral health services for adults and children through specialized treatment programs.
Multi-License Designation. A senior housing facility that provides two levels of care (i.e. skilled nursing and assisted living or assisted living and independent living) is classified by the Company as Multi-License Designation.
Normalized AFFO. Normalized AFFO represents AFFO adjusted for one-time start-up costs and non-recurring income and expenses. The Company considers normalized AFFO to be a useful measure to evaluate the Company’s operating results excluding start-up costs and non-recurring income and expenses. Normalized AFFO can help investors compare the operating performance of the Company between periods or as compared to other companies. Normalized AFFO does not represent cash flows from operations or net income as defined by GAAP and should not be considered an alternative to those measures in evaluating the Company’s liquidity or operating performance. Normalized AFFO also does not consider the costs associated with capital expenditures related to the Company’s real estate assets nor does it purport to be indicative of cash available to fund the Company’s future cash requirements. Further, the Company’s computation of normalized AFFO may not be comparable to normalized AFFO reported by other REITs that do not define FFO in accordance with the current NAREIT definition or that interpret the current NAREIT definition or define AFFO or normalized AFFO differently from the Company.
Occupancy Percentage. Occupancy Percentage represents the facilities’ average operating occupancy for the period indicated. The percentages are calculated by dividing the actual census from the period presented by the available beds/units for the same period. Occupancy for independent living facilities can be greater than 100% for a given period as multiple residents could occupy a single unit. All facility financial performance data were derived solely from information provided by operators/tenants and borrowers without independent verification by the Company. All facility financial performance data are presented one month in arrears. The Company includes the occupancy percentage for a property if it was owned by the Company at any time during the period presented. Occupancy Percentage for

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SABRA HEALTH CARE REIT, INC.
REPORTING DEFINITIONS
facilities with new tenants/operators (Aurora, Encore, and Creekside) are only included in periods subsequent to our acquisition of the facilities.
Skilled Mix. Skilled Mix is defined as the total Medicare and non-Medicaid managed care patient revenue at skilled nursing facilities divided by the total revenues at skilled nursing facilities for any given period. All facility financial performance data were derived solely from information provided by the Company's tenants without independent verification by the Company. All facility financial performance data are presented one month in arrears. The Company includes skilled mix for a property if it was owned by the Company at any time during the period presented. Skilled Mix for facilities with new tenants/operators (Aurora, Encore, and Creekside) are only included in periods subsequent to our acquisition of the facilities.
Skilled Nursing Facility (“SNF”). Skilled nursing facilities provide services that include daily nursing, therapeutic rehabilitation, social services, housekeeping, nutrition and administrative services for individuals requiring certain assistance for activities in daily living.
Tenant EBITDAR. Facility EBITDAR, as defined herein, plus EBITDAR for the period presented for all other operations of any entities that guarantee the tenants' lease obligations to the Company. The Company uses Tenant EBITDAR in determining Tenant EBITDAR Coverage. As with Facility EBITDAR, the Company receives the underlying information from its tenants and, with respect to Tenant EBITDAR, the guarantors of its tenants' lease obligation to the Company. To the extent that a particular tenant's lease obligations are not guaranteed by another entity, Tenant EBITDAR and Facility EBITDAR with respect to a particular tenant are the same. The Company utilizes Tenant EBITDAR as a supplemental measure of the ability of the tenant to meet its cash rent and other obligations to the Company should the facilities be unable to generate sufficient liquidity to meet related obligations to the Company. The usefulness of Tenant EBITDAR is limited by the same factors that limit the usefulness of Facility EBITDAR. All facility and tenant financial performance data was derived solely from information provided by operators/tenants, guarantors and borrowers without independent verification by the Company. All facility and tenant financial performance data are presented one month in arrears. The Company includes Tenant EBITDAR with respect to property if the property was operated at any time during the period presented subject to a lease with the Company. Tenant EBITDAR for facilities with new tenants/operators (Aurora, Encore, and Creekside) are only included in periods subsequent to our acquisition of the facilities.
Tenant EBITDAR Coverage. Tenant EBITDAR for the trailing 3 and 12 month periods prior to and including the period presented divided by the same period rent for all of our facilities plus rent expense for other operations of any entity that guarantees the tenants' lease obligation to the Company. Tenant EBITDAR coverage is a supplemental measure of a tenant's ability to meet its cash rent and other obligations to the Company. However, its usefulness is limited by, among other things, the same factors that limit the usefulness of Facility EBITDAR and Tenant EBITDAR. All facility and tenant financial performance data were derived solely from information provided by operators/tenants, guarantors and borrowers without independent verification by the Company. All facility and tenant financial performance data are presented one month in arrears.
Total Debt. The carrying amount of the Company’s secured revolving credit facility, senior unsecured notes, and mortgage indebtedness, as reported in the Company’s consolidated financial statements.
Total Secured Debt. Mortgage and other debt secured by real estate.

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